UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2007

CLEARPOINT BUSINESS RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32455	98-0434371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Manor Drive, Suite 110, Chalfont, PA	18914
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 997-7710

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On February 12, 2007, ClearPoint Business Resources, Inc. (formerly Terra Nova Acquisition Corporation) (the “Company”), dismissed BDO Seidman, LLP as its independent registered public accountants in connection with the closing of the merger of CPBR Acquisition, Inc. with and into ClearPoint Resources, Inc. (formerly ClearPoint Business Resources, Inc.) on February 12, 2007 (the “Merger”). The decision was approved by the Board of Directors of the Company.

The report of BDO Seidman, LLP on the Company’s balance sheets as of December 31, 2006 and 2005, and the related statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2006 and 2005, the period from July 21, 2004 (inception) to December 31, 2004, and the period from July 21, 2004 (inception) to December 31, 2006, respectively did not contain an adverse opinion or disclaimer of opinion, nor was it either qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from July 21, 2004 (inception) to December 31, 2006 and any subsequent interim period preceding the termination, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP would have caused BDO Seidman, LLP to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

There were no reportable events as described in Item 304 (a)(i)(v) of Regulation S-B during the period July 21, 2004 (inception) to December 31, 2006.

The Company requested that BDO Seidman, LLP furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the Company’s statements in this Item 4.01(a). A copy of the letter furnished by BDO Seidman, LLP in response to that request, dated February 12, 2007, is filed as Exhibit 16.1 to this Form 8-K.

(b) On February 12, 2007, Lazar Levine & Felix, LLP (“Lazar”) was engaged as the Company’s new independent registered accountants. During the two most recent fiscal years and the interim period preceding the Merger and its engagement of Lazar, the Company has not consulted with Lazar regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or reportable event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

2

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
16.1	Letter from BDO Seidman, LLP dated February 12, 2007 regarding change in certifying accountant.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2007	CLEARPOINT BUSINESS RESOURCES, INC.

	By:	/s/ Michael D. Traina
	Name:	Michael D. Traina
	Title:	Chairman and Chief Executive Officer

4